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Exhibit 10.3

SECOND AMENDMENT TO ASSET AND
LAND PURCHASE AGREEMENT

        This SECOND AMENDMENT TO ASSET AND LAND PURCHASE AGREEMENT ("Second Amendment") is executed as of the 16th day of June, 2000 by and among STARWOOD HOTELS & RESORTS WORLDWIDE, INC., SHERATON GAMING CORPORATION and SHERATON DESERT INN CORPORATION (collectively, "Sellers") and VALVINO LAMORE, LLC, STEPHEN A. WYNN, RAMBAS MARKETING CO., LLC., a Nevada limited liability company ("Rambas") and DESERT INN WATER COMPANY, LLC, a Nevada limited liability company (collectively, "Purchaser").

RECITALS

        A.    Sellers and Purchaser executed that certain Asset and Land Purchase Agreement dated as of April 28, 2000 pursuant to which Sellers have agreed to sell and Purchaser has agreed to purchase The Desert Inn Hotel and Casino and other related assets (the "Original Purchase Agreement").

        B.    The Original Purchaser Agreement was amended by a First Amendment to Asset and Land Purchase Agreement, executed as of May 26, 2000 (the "First Amendment," and together with the Original Purchase Agreement, the "Amended Agreement") and was partially assigned to Rambas and DIWC pursuant to Assignment and Assumption Agreements.

        C.    The Sellers and Purchase desire to amend the provisions of Section 5.6 of the Amended Agreement as more fully set forth herein.

AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and promises contained herein, the parties do hereby agree as follows:

          1.    Capitalized terms not otherwise defined herein shall have the meanings assigned to them in them in the Amended Agreement.

          2.    Section 5.6 of the Amended Agreement is amended hereby to add the following sentence at the end of such Section:

    "Notwithstanding the foregoing, nothing contained in this Agreement shall be deemed or interpreted as preventing or inhibiting Purchaser or its affiliates from encumbering the assets with a deed of trust and/or other security instruments in connection with the financing by Purchaser of the acquisition, ownership, operation or redevelopment of the Assets, or as preventing or prohibiting the holder of such security from realizing thereon, and this Section 5.6 shall not be binding upon such holder or any successor of such holder (other than Purchaser or any affiliate of Purchaser) following such realization."

          3.    Pursuant to Section 10.2 of the Purchase Agreement, the parties confirm their agreement that, for purposes of determining the real property transfer tax, the portion of the Purchase Price allocable to the Real Property Assets is $188,454,742.86.

          4.    The second clause in the definition of Retained Liabilities contained in Section 11.1 of the Amended Agreement is hereby amended and restated as follows:

    "(ii) liabilities arising from operations (whether presently or formerly conducted) of Parent and its respective Affiliates, other than the operations of the Companies, SDIC, SGC, or any of their subsidiaries,"

          5.    The Amended Agreement as modified by this Second Amendment shall continue in full force and effect and this Second Amendment shall constitute a part of the Amended Agreement. All references in the Amended Agreement to itself shall be deemed to be references to the Amended Agreement as amended hereby and the Amended Agreement as amended hereby shall be referred to as the "Agreement."

          6.    This Second Amendment may be signed in one or more counterparts, which, together, shall constitute a single document.

        IN WITNESS WHEREOF, the parties have hereunto caused this Second Amendment to be duly executed as of the date first above written.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC.

By:	/s/ THOMAS SMITH
	Name:	Thomas Smith
	Title:	Senior Vice-President

SHERATON GAMING CORPORATION

By:	/s/ THOMAS SMITH
	Name:	Thomas Smith
	Title:	Vice-President

SHERATON DESERT INN CORPORATION

By:	/s/ MARK LEFEVER
	Name:	Mark Lefever
	Title:	Vice President

VALVINO LAMORE, LLC
By:	/s/ STEPHEN A. WYNN
	Name:	Stephen A. Wynn
	Title:	Sole Member

/s/ STEPHEN A. WYNN Stephen A. Wynn, an individual

DESERT INN WATER COMPANY, LLC, a Nevada limited liability company

By:	/s/ STEPHEN A. WYNN
	Name:	Stephen A. Wynn
	Title:	Sole Member

RAMBAS MARKETING CO., LLC, a Nevada limited liability company

By:	VALVINO LAMORE, LLC Its: Sole Member

	By:	/s/ STEPHEN A. WYNN
		Name:	Stephen A. Wynn
		Title:	Member

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  Exhibit 10.3
SECOND AMENDMENT TO ASSET AND LAND PURCHASE AGREEMENT